HomeTrust Bancshares, Inc.

KBW Southeast Bank Conference

June 2014

HomeTrust Bancshares, Inc.

It's just better here.

Forward Looking Statements

This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could," or "may." Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include expected cost savings, synergies and other financial benefits from the acquisition of Jefferson Bancshares, Inc. and pending acquisitions of Bank of Commerce and 10 branch banking operations of Bank of America ("acquisitions") might not be realized within the expected time frames or at all, and costs or difficulties relating to integration matters might be greater than expected; the requisite shareholder and regulatory approvals for the Bank of Commerce merger might not be obtained; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in HomeTrust's latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.hometrustbanking.com and on the SEC's website at www.sec.gov. Any of the forward-looking statements that we make in this presentation or our SEC filings are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2014 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect our operating and stock performance.

HomeTrust Bancshares, Inc. Overview

Headquarters:	Asheville, NC	**Exchange:**	NASDAQ: HTBI
Branches:	34 *(43)*	**Stock Price:**	$15.42
Total Assets:	$1.6 billion *($2.8B)*	**Price to TBV:**	83%
Total Loans:	$1.1 billion *($1.6B)*	**Market Cap:**	$320 million
Total Deposits:	$1.2 billion *($2.2B)*	**Annual Dividend:**	None

Market data as of 6/24/14
Note: Financial data for the quarter ended 3/31/14; parenthetical amounts include the recent acquisition of Jefferson Bancshares, Inc. and the pending acquisitions of Bank of Commerce and the branch banking operation of ten locations in Virginia and North Carolina from Bank of America Corporation; estimated financial impact for illustrative purposes only; actual results may differ materially.
Source: SNL Financial

Introduction to HomeTrust

Background

- Founded in 1926, HomeTrust operated as a mutual savings bank until conversion to a stock organization in 2012
- Strong management team with significant acquisition and merger integration experience (7 transactions since 1996 with 2 more pending)
- Management's personal investments in HomeTrust align interests with stockholders

Conversion

- Filed for conversion on December 29, 2011
- HomeTrust began trading on the NASDAQ Global Market on July 11, 2012 under the symbol "HTBI"
- Gross offering proceeds from the conversion were $211.6 million
- Established goal of organic and acquisition growth

Accomplishments Since Conversion

- Business Lines:
  - Established high-performing commercial and mortgage lending practices
  - Recently added indirect auto lending platform within branch footprint
- Recent Acquisitions:
  - **BankGreenville Financial Corporation**
    - $114 million in assets, single-branch franchise located in Greenville, South Carolina
  - **Jefferson Bancshares, Inc.**
    - $507 million in assets, twelve branches across major East Tennessee metropolitan markets
  - **Bank of Commerce**
    - $126 million in assets, single-branch franchise located in Charlotte, North Carolina, expected to close during the 3rd calendar quarter of 2014.
  - **Bank of America branches**
    - $504 million in deposits from 9 branches in Virginia and 1 branch in North Carolina, expected to close during the 4th calendar quarter of 2014.

Goals & Business Strategy

Goals

- Continue to significantly grow the bank across the Carolinas, Tennessee, and Virginia
- Continue to improve asset quality metrics
- Expand business operations organically and acquisitively in high-growth, larger metropolitan markets
- Remain well-regarded for risk management, customer service, and market relationships
- **Preserve and enhance a high-performing culture of engaged and passionate employees**

Strategy

- Focus on organic growth and merger experience and integration capabilities to acquire high-performing banks and branches
- Focus on resolving nonperforming loans
- Hire and retain experienced lending and credit personnel
- Disciplined new market and new customer revenue growth strategy
- Improve profitability through disciplined pricing, expense control and leveraging scale to reduce efficiency ratio
- Emphasize lower cost core deposits to maintain low funding costs

New Market and New Customer Revenue Growth Strategy

- New customer generation
  - Experian pre-screened mailings – DDA/HELOC
  - Indirect auto lending – potential 10,000 new customers over 3 years
  - Other direct mail campaigns on checking
  - Refer a Friend – earn up to $500
  - Universal Banker

- Cross-sell and deepening customer wallet share
  - On boarding new customers – first 120 days
  - Higher touch on-boarding of indirect auto customers
  - Phone calls on account opening anniversary
  - Experian mailings to existing customers

Asset Growth Since 1996

- Total assets have doubled since 2008



($000)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Assets
Loans
Deposits
$318
$431
$585
$605
$609
$686
$711
$722
$748
$885
$926
$1,124
$1,348
$1,470
$1,641
$1,638
$1,720
$1,583
$2,770*
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

* Financial data for the quarter ended 3/31/14; amounts include the recent acquisition of Jefferson Bancshares, Inc. and the pending acquisitions of Bank of Commerce and the branch banking operations of ten locations in Virginia and North Carolina from Bank of America Corporation; estimated financial impact for illustrative purposes only; actual results may differ materially.
Source: Company documents

Results: Accomplishments Since 2012 Conversion

- Asset Quality
  - Improving asset quality through loan workouts and OREO sales
  - NPAs / Assets at 03/31/14 were 3.90% compared to 5.72% at 03/31/12
- Strong Capital Position
  - Total Risk-Based Capital Ratio of 22.34% (bank only)
  - Excess capital can be utilized in acquisition strategy
- Acquisitions
  - Three bank mergers and acquisition of 10 branch banking operations since July 2012
  - Market footprint has spread across major metropolitan areas throughout East Tennessee, North Carolina and Southwestern Virginia
- Building infrastructure and capabilities for the future
  - Emphasis on commercial lending
  - New Chief Credit Officer and three new senior credit officers with 100+ years experience
  - Added infrastructure to support mortgage lending in the complex regulatory environment
  - New business line entry, indirect auto lending, utilizes customer relationship management system to cross-sell products within branch footprint
  - Investments in technology and infrastructure to expand CRE and C&I lending

Significant Acquisition & System Integration Experience

Year	Project	System Conversion	Target Assets
1982	Clyde Savings conversion	Integon to CSC	--
1996	Tryon Federal merger	CSC	$116 million
1998	Shelby Savings Bank merger	NCR	$106 million
2001	HomeTrust Bank conversion	CSC to FiServ Cleartouch	$450 million
2005	Home Savings Bank merger	Cleartouch	$120 million
2010	Industrial Federal merger	Cleartouch	$168 million
2011	Cherryville Federal merger	Cleartouch	$101 million
2013	BankGreenville merger	FiServ Premier to Cleartouch	$114 million
2014	Jefferson Bancshares merger	August 2014	$507 million
2014	Bank of Commerce merger [1]	February 2015	$126 million
2014	10 Bank of America branches [1]	November 2014	$504 million in deposits

(1) Pending acquisition
Source: SNL Financial

Improving Asset Quality

Nonperforming Assets / Total Assets


6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
0.36%
0.42%
2.10%
3.87%
3.81%
4.67%
5.07%
3.90%
2007 FY
2008 FY
2009 FY
2010 FY
2011 FY
2012 FY
2013 FY
2014 FQ3

Reserves / Total Loans


4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.07%
1.14%
2.04%
3.23%
3.77%
2.85%
2.75%
2.16%
2007 FY
2008 FY
2009 FY
2010 FY
2011 FY
2012 FY
2013 FY
2014 FQ3

Net Charge-Offs / Average Loans


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.03%
0.01%
0.29%
1.71%
2.59%
2.34%
0.34%
0.22%
2007 FY
2008 FY
2009 FY
2010 FY
2011 FY
2012 FY
2013 FY
2014 FQ3

Source: SNL Financial; company documents

Liquidity and Capital To Grow

- Well-capitalized balance sheet allows for a variety of strategic alternatives, including:
  - Acquisitions
  - Share repurchases
  - Dividends
- Strong capital ratios at March 31, 2014 (Bank only):
  - Tier 1 Leverage: 14.54%
  - TCE / TA: 21.10%
  - Total RBC: 22.35%

Total Risk-Based Capital Ratio



24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
13.83%
12.50%
12.31%
13.71%
12.45%
12.45%
23.16%
22.35%
2007 FY
2008 FY
2009 FY
2010 FY
2011 FY
2012 FY
2013 FY
2014 FQ3

Tier 1 Leverage Ratio



16.00%
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
11.38%
10.33%
9.39%
9.47%
8.40%
7.32%
15.25%
14.54%
2007 FY
2008 FY
2009 FY
2010 FY
2011 FY
2012 FY
2013 FY
2014 FQ3

Tangible Common Equity / Tangible Assets



24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
12.80%
11.48%
11.05%
12.45%
11.19%
11.18%
21.89%
21.10%
2007 FY
2008 FY
2009 FY
2010 FY
2011 FY
2012 FY
2013 FY
2014 FQ3

Source: SNL Financial; company documents (bank only)

HomeTrust Franchise Map



Virginia
Blacksburg
Roanoke
Wytheville
Abingdon
Kingsport
Johnson City
Morristown
Boone
Eden
Reidsville
Greensboro
Winston-Salem
Lexington
Raleigh
Knoxville
Tennessee
Waynesville
Hendersonville
Asheville
Shelby
Charlotte
North Carolina
Greenville
South Carolina
HTBI (legacy)
BankGreenville
Jefferson Federal Bank (JFB)
Bank of Commerce (BONC)
Bank of America (BAC) Branches
Roanoke Commercial LPO

Branch Map By Population Density



Roanoke, VA
Lynchburg
Somerset, KY
London, KY
Danville, VA
Kingsport-Bristol-Bristol, TN-VA
Mount Airy, NC
Johnson City, TN
Boone, NC
Winston-Salem, NC
Knoxville, TN
Marion, NC
Asheville,
Forest City, NC
Athens, TN
Gaffney, SC
Charlotte-Concord-Gastonia, NC-SC
Spartanburg, SC
Seneca, SC
HTBI (legacy)
BankGreenville
JFBI
BONC
BAC

Results of Strategy Execution Since Conversion

Pro Forma Balance Sheet

(Dollars in thousands)

	HomeTrust Bancshares, pro forma for:					Change Since Conversion	
	Mutual Conversion 9/30/2012	BankGreenville Financial 9/30/2013	Jefferson Bancshares 6/30/2014	Bank of Commerce Est. 9/30/2014	BAC Branches Est. 12/31/2014	$	%
Total Assets	$1,603	$1,674	$2,139	$2,265	$2,770	$1,167	73%
Total Loans	$1,203	$1,198	$1,512	$1,604	$1,605	$402	33%
Total Deposits	$1,160	$1,243	$1,596	$1,693	$2,197	$1,037	89%
Total Equity	$372	$368	$385	$385	$388	$16	4%
Tangible Common Equity *	$371	$365	$373	$369	$358	($13)	(4%)
Loan / Deposits	103.68%	96.32%	94.77%	94.73%	73.05%		
Loan Mix							
1-4 Family	$611	$599	$656	$661	$661	$50	8%
HELOCs & Consumer	$143	$133	$155	$165	$166	$23	16%
Commercial Real Estate	$232	$247	$388	$449	$449	$217	94%
Construction & Development	$90	$85	$117	$122	$122	$32	36%
Other Commercial	$127	$133	$196	$207	$207	$80	63%
Deposit Mix							
Transaction Accounts	$239	$293	$423	$439	$634	$395	165%
MMDA / Savings	$337	$389	$551	$592	$771	$434	129%
Retail Time	$286	$278	$307	$338	$404	$118	41%
Jumbo Time	$298	$283	$315	$324	$388	$90	30%
Branches	20	21	32	33	43	23	115%
Markets Added		Greenville, SC	Knoxville, TN Morristown, TN Kingsport, TN Johnson City, TN	Charlotte, NC	Roanoke, VA Danville, VA Martinsville, VA Eden, NC	New Markets: East Tennessee Southwestern Virginia Charlotte, NC Greenville, SC	

Note: Financial data for the quarter ended 3/31/14; Estimated financial impact for illustrative purposes only; actual results may differ materially
* Tangible Common Equity = Total equity less goodwill and core deposit intangibles
Source: SNL Financial; company documents

Loan & Deposit Composition

Loans: At Time of Conversion [1]



Other Commercial 11%
Construction & Development 7%
1-4 Family 51%
Commercial Real Estate 19%
HELOCs & Consumer 12%

Loans: Pro Forma With Recent Acquisitions [2]



Other Commercial 13%
Construction & Development 8%
1-4 Family 41%
Commercial Real Estate 28%
HELOCs & Consumer 10%

Deposits: At Time of Conversion [1]



Transaction Accounts 20%
Jumbo Time 26%
Retail Time 25%
MMDA / Savings 29%

Deposits: Pro Forma With Recent Acquisitions [2]



Jumbo Time 18%
Transaction Accounts 29%
Retail Time 18%
MMDA / Savings 35%

(1) Financial data as of 9/30/12

(2) Financial data for the quarter ended 3/31/14; amounts include the recent acquisition of Jefferson Bancshares, Inc. and the pending acquisitions of Bank of Commerce and the branch banking operations of ten locations in Virginia and North Carolina from Bank of America Corporation; estimated financial impact for illustrative purposes only; actual results may differ materially.

Source: SNL Financial; company documents

Closing Comments

Strong Performance Since Conversion

- Executed on post-conversion plan to grow organically and acquisitively
- Initiated new business lines, hired key employees, and built infrastructure to drive future earnings growth
- Reported strong operating results and announced 3 bank acquisitions and the acquisition of 10 branch banking operations
- 3 share repurchase programs totaling 14% (4%, 5%, 5% in process)

Well Positioned For Future Growth

- Strong balance sheet, improving asset quality and recent acquisition experience positions HomeTrust well for future growth
- Organic opportunities
  - New loan production office and lending team in Roanoke
- Partnership opportunities
  - Closed Jefferson Bancshares transaction on May 31, 2014
  - Remain active in M&A discussions

Source: SNL Financial

Investor Contacts

Dana Stonestreet

Chairman, President & CEO

Tony VunCannon

Senior VP, CFO & Treasurer

10 Woodfin Street

Asheville, NC 28801

(828) 259-3939

www.hometrustbanking.com